SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                      ________________________

                              FORM 8-K

                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)      December 31, 1993
                                                    --------------------------



                       The Travelers Inc.
   ------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


     Delaware                     1-9924                52-1568099
 --------------             ----------------         ---------------
 (State or other              (Commission             (IRS Employer
 jurisdiction of              File Number)         Identification No.)
 incorporation)

      65 East 55th Street, New York, New York          10022
     ---------------------------------------------------------
      (Address of principal executive offices)      (Zip Code)

                           (212) 891-8900
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        (Registrant's telephone number, including area code)



                       Primerica Corporation
   ------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)














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                         THE TRAVELERS INC.
                     Current Report on Form 8-K


   Item 2.  Acquisition or Disposition of Assets.

             On December 31, 1993, The Travelers Corporation ("TC") was merged with and into Primerica Corporation (the "Merger"), and Primerica Corporation changed its name to The Travelers Inc. (the "Company"). The shareholders of TC and the stockholders of the Company each approved the Merger at their respective special meetings held on December 30, 1993. The Merger involved an exchange of 0.80423 of a share of the Company's common stock for each outstanding share of TC's common stock, other than dissenting shares and shares held by the Company or TC. Also, each outstanding share of TC's $4.53 Series A ESOP Convertible Preference Stock and its 9.25% Series B Preference Stock, other than dissenting shares, was converted in the Merger into the right to receive one share of the Company's $4.53 ESOP Convertible Preferred Stock, Series C and of its 9.25% Preferred Stock, Series D, respectively, which have substantially the same rights and privileges under the Company's Certificate of Incorporation as the shares so converted. Based on the market value on December 30, 1993, of the securities to be exchanged, the total amount of consideration given by the Company to the shareholders of TC was approximately $3.8 billion, and the Company assumed approximately $485 million of principal amount of TC's debt obligations.

             On December 30, 1993, Messrs. Richard H. Booth, Robert W. Crispin, C. Michael Armstrong and Robert F. Daniell, each of whom was a director of TC prior to the Merger, were elected to the Company's Board of Directors. Mr. Edward H. Budd, who was the Chief Executive Officer and a director of TC, has been a director of the Company since September 1992 and is Chairman of The Travelers Insurance Group Inc.
   ("TIG"), a wholly owned subsidiary of the Company. Messrs. Booth and Crispin were also executive officers of TC, and serve as the President and the Vice Chairman and Chief Investment Officer, respectively, of TIG. In addition, on December 30, 1993, immediately prior to the Special Meeting of Shareholders of TC, seven members of the Company's Board of Directors were elected to the Board of Directors of TC. The seven directors are Messrs. Kenneth J. Bialkin, Douglas D. Danforth, Leslie B. Disharoon, Dudley C. Mecum, Joseph R. Wright, Jr. and Arthur Zankel, and Mrs. Linda J. Wachner.

             As a part of the Merger, the Company acquired all of the plant, equipment and other physical property of TC, some of which was used by TC in the ordinary course of its business and some of which was held by TC for resale. The Company intends to continue such uses.


   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired.

             The financial statements of TC required to be filed herewith are incorporated by reference to Exhibit 28.08 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 and to Exhibit 99.01 to the Company's Current Report on Form 8-K dated November 29, 1993, and are included as Exhibits 99.01 and 99.02 hereto, respectively.

        (b)  Pro Forma Financial Information.

             The pro forma financial information with respect to the Merger required to be filed herewith is incorporated herein by reference to Exhibit 99.02 to the Company's Current Report on Form 8-K dated November 29, 1993, and is included as
   Exhibit 99.03 hereto.

        (c)  Exhibits.

   Exhibit No.              Description
   -----------              -----------

      2.01 Agreement and Plan of Merger dated as of September 23, 1993, between the Company and TC, incorporated by reference to Exhibit 9 to Amendment No. 3 to the Company's Schedule 13D with respect to TC's common stock, par value $1.25 per share, CUSIP No. 894180 10 8, filed with the Securities and Exchange Commission on October 4, 1993

      4.01 Certificate of Merger of TC into the Company, as filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Connecticut on December 30, 1993

     23.01        Consent of Coopers & Lybrand

     99.01 Consolidated Balance Sheets of TC and Subsidiaries as of December 31, 1992 and 1991, and the related consolidated statements of operations and retained earnings and cash flows for each of the three years in the period ended December 31, 1992, together with the notes thereto and the related report of Independent Accountants

     99.02 Consolidated Statement of Operations and Retained Earnings for the Quarter and Nine Months Ended September 30, 1993 and 1992 (unaudited), Consolidated Balance Sheet as of September 30, 1993 (unaudited) and September 30, 1992 (unaudited), Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 1993 and 1992 (unaudited), and Notes to Financial Statements, of TC

     99.03 Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of September 30, 1993 and Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1993 and for the year ended December 31, 1992



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                             SIGNATURE


             Pursuant to the requirements of the Securities
   Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




   Dated:  January 13, 1994                THE TRAVELERS INC.



                                      By:  /s/ Charles O. Prince, III
                                         ----------------------------------
                                           Charles O. Prince, III
                                           Senior Vice President










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                           EXHIBIT INDEX


   Exhibit No.              Description
   -----------              -----------

      2.01 Agreement and Plan of Merger dated as of September 23, 1993, between the Company and TC, incorporated by reference to Exhibit 9 to Amendment No. 3 to the Company's Schedule 13D with respect to TC's common stock, par value $1.25 per share, CUSIP No. 894180 10 8, filed with the Securities and Exchange Commission on October 4, 1993

      4.01 Certificate of Merger of TC into the Company, as filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Connecticut on December 30, 1993

     23.01        Consent of Coopers & Lybrand

     99.01 Consolidated Balance Sheets of TC and Subsidiaries as of December 31, 1992 and 1991, and the related consolidated statements of operations and retained earnings and cash flows for each of the three years in the period ended December 31, 1992, together with the notes thereto and the related report of Independent Accountants

     99.02 Consolidated Statement of Operations and Retained Earnings for the Quarter and Nine Months Ended September 30, 1993 and 1992 (unaudited), Consolidated Balance Sheet as of September 30, 1993 (unaudited) and September 30, 1992 (unaudited), Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 1993 and 1992 (unaudited), and Notes to Financial Statements, of TC

     99.03 Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of September 30, 1993 and Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1993 and for the year ended December 31, 1992